Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bayo Odunuga, Chief Executive Officer of AsherXino Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K for the fiscal year ended Deceember 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Annual Report on Form 10-K for the fiscal year ended December 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of AsherXino Corporation.

By:  Bayo Odunuga
Name: Bayo Odunuga
Title: Chief Executive Officer
Date: May 23, 2011